UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2019
Automatic Data Processing, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of the Stockholders of Automatic Data Processing, Inc. (the “Company”) was held on November 12, 2019. There were present at the meeting, either in person or by proxy, holders of 374,243,247 shares of common stock. The final tabulation of the voting results for the election of directors and other proposals is set forth below.
Proposal 1 – Election of Directors
The following nominees were elected to the Company’s Board of Directors for the ensuing year. The votes cast for each nominee were as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Peter Bisson	317,109,680	2,504,539	448,621	54,180,407
Richard T. Clark	317,466,902	2,152,800	443,138	54,180,407
R. Glenn Hubbard	312,021,576	7,630,886	410,378	54,180,407
John P. Jones	317,286,072	2,318,168	458,600	54,180,407
Francine S. Katsoudas	319,074,351	608,799	379,690	54,180,407
Thomas J. Lynch	314,374,825	5,274,285	413,730	54,180,407
Scott F. Powers	316,668,745	2,945,294	448,801	54,180,407
William J. Ready	318,820,939	796,751	445,150	54,180,407
Carlos A. Rodriguez	318,900,163	721,507	441,170	54,180,407
Sandra S. Wijnberg	318,594,246	1,056,595	411,999	54,180,407

Proposal 2 – Advisory Vote on Company’s Executive Compensation
The proposal to approve, on an advisory basis, executive compensation of our Named Executive Officers was approved based upon the following vote:
For	Against	Abstained	Broker Non-Votes
302,279,545	16,594,378	1,188,917	54,180,407

Proposal 3 - Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year that began on July 1, 2019 was approved based on the following vote:

For	Against	Abstained
359,727,707	13,792,108	723,432

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

	By:	/s/ Michael A. Bonarti
Date: November 18, 2019		Name: Michael A. Bonarti
Title: Vice President